UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Monocle Acquisition Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2020

___________________________________________

MONOCLE ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

___________________________________________

Delaware	001-38801	82-1751907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue, Suite 1501
New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 446-6981

Not Applicable
(Former name or former address, if changed since last report)

___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	MNCLU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	MNCL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock at an exercise price of $11.50	MNCLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Monocle Acquisition Corporation (“Monocle”), on September 8, 2020, Monocle entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with Monocle Holdings Inc., a Delaware corporation and wholly-owned direct subsidiary of Monocle (“NewCo”), Monocle Merger Sub 1 Inc., a Delaware corporation and wholly-owned direct subsidiary of NewCo (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company and wholly-owned indirect subsidiary of NewCo (“Merger Sub 2” and together with Monocle, NewCo and Merger Sub 1, the “Monocle Parties”), AerSale Corp., a Delaware corporation (“AerSale”), and solely in its capacity as the initial Holder Representative, Leonard Green & Partners, L.P., a Delaware limited partnership (“Leonard Green”), relating to the business combination of Monocle and AerSale (the “Business Combination”).

It is Monocle’s understanding that if the Available Closing Cash Amount (as defined in the Amended and Restated Merger Agreement) is equal to or greater than $60 million (excluding any proceeds from the Subscription Agreements (as defined below) entered into by the AerSale co-founders (the “Co-Founder Proceeds”)) and the other conditions to the closing of the Business Combination are satisfied, then the parties to the Amended and Restated Merger Agreement will waive the condition to closing of the Business Combination set forth in Section 10.1(i) of the Amended and Restated Merger Agreement requiring that the Available Closing Cash Amount be equal to or greater than $75 million. Receipt of the proceeds from the Subscription Agreements (defined below) (excluding the Co-Founder Proceeds) plus the proceeds from the Trust Account are anticipated to exceed $60 million.

Subscription Agreements

In connection with the Business Combination, Monocle and NewCo also entered into subscription agreements with investors (collectively, the “Investors”) on December 16, 2020 (the “Subscription Agreements”) pursuant to which, among other things, the Investors agreed to subscribe for and purchase, and NewCo agreed to issue and sell to the Investors, in the aggregate, 7,562,500 shares of NewCo’s common stock, par value $0.0001 per share (“NewCo Common Stock”), for a total aggregate purchase price of $60.5 million (the “Investments”). The Investors include leading investment funds, family offices and the AerSale co-founders. The proceeds of the Investments will be used to close the Transaction and for general corporate purposes, including growth initiatives.

The NewCo Common Stock to be issued pursuant to the Subscription Agreements will be issued in reliance on the exemption provided in Section 4(a)(2) of the Securities Act. The closing of the Investments under the Subscription Agreements is contingent upon the Closing. The Investments are anticipated to close immediately prior to the Business Combination.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreements, the form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amendment No. 1 to the Amended and Restated Founder Shares Agreement

In connection with the Business Combination, the founders of Monocle (the “Founders”) entered into Amendment No. 1 (“Amendment No. 1 to the Amended and Restated Founder Shares Agreement”) to that certain amended and restated founder shares agreement, dated September 8, 2020 (as amended, the “Amended and Restated Founder Shares Agreement”), on December 16, 2020, pursuant to which the Founders have agreed to forfeit an aggregate of 3,470,312 shares (the “Forfeited Shares”) of Monocle’s common stock, par value $0.0001 per share (the “Monocle Common Stock”), with 842,188 Founder Shares remaining (the “Remaining Founder Shares”). The Founders also agreed to defer the vesting of an aggregate of 700,000 shares of Remaining Founder Shares, half of which will vest at such time as the NewCo Common Stock price is greater than $13.50 per share for any period of twenty (20) trading days out of thirty (30) consecutive trading days and the other half of which will vest at such time as the NewCo Common Stock price is greater than $15.00 per share for any period of twenty (20) trading days out of thirty (30) consecutive trading days.

The foregoing description of Amendment No. 1 to the Amended and Restated Founder Shares Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of Amendment No. 1 to the Amended and Restated Founder Shares Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Issuance Agreement

In connection with the Business Combination, Monocle and NewCo also entered into an issuance agreement with certain of its advisors (the “Advisors”) on December 16, 2020 (the “Issuance Agreement”) pursuant to which the Advisors agreed to waive certain fees owed by Monocle in connection with the Business Combination with an aggregate value of approximately $3,624,528 million, in exchange for an aggregate number of shares of NewCo Common Stock equal to 362,453 (the “Issuance”).

The NewCo Common Stock to be issued pursuant to the Issuance Agreement will be issued in reliance on the exemption provided in Section 4(a)(2) of the Securities Act. The Issuance to be made under the Issuance Agreement is contingent upon the Closing of the Business Combination.

The foregoing description of the Issuance Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Issuance Agreement, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Letter Agreement

In connection with the Business Combination, Monocle, NewCo and the shareholders of AerSale entered into a letter agreement on December 16, 2020 (the “Letter Agreement”), pursuant to which NewCo agreed to increase the amount of additional contingent consideration that certain stockholders of AerSale are entitled to receive by 100,000 additional shares of NewCo Common Stock in the aggregate, with 50,000 of such shares issuable if the closing sale price per share of NewCo Common Stock is greater than $13.50 for any period of 20 trading days out of 30 consecutive trading days, and the remaining 50,000 of such shares issuable if the closing sale price per share of NewCo Common Stock is greater than $15.00 for any period of 20 trading days out of 30 consecutive trading days, in each case on or prior to the fifth anniversary of the Closing.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Letter Agreement, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Amendment No. 1 to the Amended and Restated Merger Agreement

On December 16, 2020, the Monocle Parties, AerSale, and solely in its capacity as the initial Holder Representative, Leonard Green, entered into Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger (“Amendment No. 1 to the Amended and Restated Merger Agreement”). Amendment No. 1 to the Amended and Restated Merger Agreement reflects a revised tax withholding procedure with respect to the settlement of AerSale’s outstanding stock appreciation right (“SAR”) awards, pursuant to which (i) cash payments to the SAR holders will be reduced in satisfaction of applicable withholding taxes, and then (ii) to the extent that the reduction of such cash payments is insufficient to satisfy such taxes, the remainder of the withholding taxes will be paid by the applicable holders via a “net settlement” procedure whereby each holder will forfeit a number of shares of common stock that would otherwise be delivered in settlement of such SARs with a value equal to any remaining withholding taxes (instead of such withholding taxes being deducted from future paychecks).

The foregoing description of Amendment No. 1 to the Amended and Restated Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of Amendment No. 1 to the Amended and Restated Merger Agreement, which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Item 8.01	Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation relating to the proposed Business Combination.

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, NewCo has filed a prospectus, which includes a definitive proxy statement of Monocle. Monocle has mailed a definitive proxy statement/prospectus and other relevant documents to its stockholders. MONOCLE’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN FILED IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION, AS THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT AERSALE, MONOCLE AND THE PROPOSED BUSINESS COMBINATION. The definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination have been mailed to stockholders of Monocle as of a record date of September 28, 2020. As discussed in the Current Report on Form 8-K filed by Monocle on December 11, 2020, the stockholders meeting related to the proposed Business Combination is expected to be held on December 21, 2020, at 10:00 a.m., Eastern Time, at the offices of Cadwalader, Wickersham & Taft LLP, 200 Liberty Street, 39th Floor, New York, NY 10281. A notice of special meeting and proxy card has been mailed to stockholders of Monocle as of a record date of December 1, 2020 for voting on the proposed Business Combination. Stockholders will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov.

Participants in the Solicitation

Monocle and AerSale and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Monocle’s stockholders in connection with the proposed Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed Business Combination of Monocle’s directors and officers in Monocle’s filings with the SEC, including Monocle’s Form S-1 registration statement, which was declared effective by the SEC on February 6, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Monocle’s stockholders in connection with the proposed Business Combination is set forth in Monocle’s definitive proxy statement, filed with the SEC on October 15, 2020, and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Monocle Acquisition Corporation, 750 Lexington Avenue, Suite 1501, New York, NY 10022.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Monocle’s and AerSale’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Monocle’s and AerSale’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Monocle’s and AerSale’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Amended and Restated Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against Monocle and AerSale following the announcement of the Amended and Restated Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approvals from the stockholders of Monocle and AerSale or other conditions to closing in the Amended and Restated Merger Agreement; (4) the inability to obtain or maintain the listing of the shares of common stock of the post-acquisition company on The Nasdaq Stock Market following the Business Combination; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (7) costs related to the Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that AerSale or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” therein, and in Monocle’s other filings with the SEC. Monocle cautions that the foregoing list of factors is not exclusive. Monocle further cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Monocle does not undertake to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based unless required to do so under applicable law.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Form of Subscription Agreement.

10.2	Amendment No. 1 to the Amended and Restated Founder Shares Agreement, dated December 16, 2020, by and among Monocle Partners, LLC, Cowen Investments II LLC, Monocle Acquisition Corporation and Monocle Holdings Inc.

10.3	Form of Issuance Agreement.

10.4	Letter Agreement, dated December 16, 2020, by and among Monocle Acquisition Corporation, Monocle Holdings Inc., Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC, AerSale Corp. and, solely in its capacity as the Holder Representative, Leonard Green & Partners, L.P.

10.5	Amendment No. 1 to the Amended and Restated Merger Agreement, dated December 16, 2020, by and among Monocle Acquisition Corporation, Monocle Holdings Inc., Monocle Merger Sub 1 Inc., Monocle Merger Sub 2 LLC, AerSale Corp. and, solely in its capacity as the Holder Representative, Leonard Green & Partners, L.P.

99.1	Investor Presentation, dated December 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOCLE ACQUISITION CORPORATION

By:	/s/ Eric J. Zahler
	Name:	Eric J. Zahler
	Title:	President and Chief Executive Officer

Dated: December 16, 2020

Exhibit 10.1

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on December [n], 2020 (the “Subscription Date”), by and among Monocle Holdings Inc., a Delaware corporation (the “Company”), Monocle Acquisition Corporation, a Delaware corporation (“Monocle”) and the undersigned (“Subscriber”).

WHEREAS, the Company has entered into that certain Amended and Restated Agreement and Plan of Merger, dated as of September 8, 2020 (the “Transaction Agreement”), by and among Monocle, the Company, Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), and Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), AerSale Corp., a Delaware corporation (“AerSale”), and solely in its capacity as the Holder Representative, Leonard Green & Partners, L.P., a Delaware limited partnership, pursuant to which, among other things, (i) Merger Sub 1 will merge with and into Monocle, with Monocle being the surviving corporation and continuing as a wholly-owned subsidiary of the Company and (ii) Merger Sub 2 will merge with and into AerSale, with AerSale being the surviving corporation and continuing as a wholly-owned subsidiary of the Company (the “Transactions”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Company such number shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), set forth on the signature page hereto (the “Acquired Shares”), for a purchase price of $[n] per share, or the aggregate purchase price set forth on the signature page hereto (the “Purchase Price”), and the Company desires to issue and sell the Acquired Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company on or prior to the Closing (as described below);

WHEREAS, to finance a portion of the Transactions, certain other “accredited investors” (as such term is defined in Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”)), (each such person, in their capacity as a subscriber for Common Stock (as defined below), an “Other Subscriber” and all such persons collectively, the “Other Subscribers”), have (severally and not jointly) entered into separate subscription agreements (the “Other Subscription Agreements”) with the Company on substantially the same terms set forth in this Subscription Agreement, pursuant to which such Other Subscribers have agreed to purchase shares of the Company’s Common Stock on the Closing Date at the Purchase Price; and

WHEREAS, as of the date hereof, the aggregate amount of Common Stock to be issued by the Company pursuant to this Subscription Agreement and the Other Subscription Agreements equals [n] shares of Common Stock.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                  Subscription. As of the Subscription Date, the undersigned hereby irrevocably subscribes for and agrees to purchase, and the Company hereby agrees to issue and sell to the undersigned upon payment of the Purchase Price, the Acquired Shares from the Company at the Purchase Price and on the terms provided for herein.

2.                  Closing; Delivery of Shares. (a) The closing of the sale of Acquired Shares as contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transactions (the “Transaction Closing”). Not less than five (5) business days prior to the scheduled date for the Transaction Closing, the Company shall provide written notice to Subscriber (the “Closing Notice”) of the date of Closing hereunder (the “Closing Date”). At least two (2) business days prior to the scheduled date for the Transaction Closing, Subscriber shall deliver to the Company the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Company in the Closing Notice. On the Closing Date, the Company shall deliver to Subscriber the Acquired Shares, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in book-entry form in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, and the Purchase Price shall be released to the Company. In the event the Transaction Closing does not occur within two (2) business days of the scheduled Closing Date, the Company shall promptly (but no later than two (2) business days) return to Subscriber the Purchase Price deposited with the Company.

(b)               The Closing is also subject to the satisfaction or valid waiver by each party of the conditions that, on the Closing Date:

(i)                no suspension of the qualification of the Acquired Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred;

(ii)               all representations and warranties of the Company and the undersigned contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true in all respects) as of such date), and consummation of the Closing, shall constitute a reaffirmation by each of the Company and the undersigned of each of the representations, warranties and agreements of each such party contained in this Subscription Agreement as of the Closing Date;

(iii)                no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition; and

(iv)                the Transaction Agreement shall not have been terminated, rescinded or rendered invalid, illegal or unenforceable by law or otherwise without the Transactions being consummated, and the terms of the Transaction Agreement shall not have been amended or modified in a manner that is materially adverse to the undersigned as a stockholder of the Company, including, without limitation, any amendment, modification or waiver of any material representation or covenant of the Company relating to the financial position or outstanding indebtedness of the Company (for the avoidance of doubt, not including any amendment to or waiver of the conditions to the Transaction Closing under the Transaction Agreement), in each case, without the undersigned’s prior written consent (not to be unreasonably withheld, conditioned or delayed).

3.                  Company Representations and Warranties. The Company represents and warrants to the undersigned that:

(a)               As of the date hereof, the Company is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Immediately following the Transaction Closing under the Transaction Agreement, the Company will be a Delaware corporation, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)               The Acquired Shares have been duly authorized and, when issued and delivered to the undersigned against full payment therefor in accordance with the terms of this Subscription Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s Certificate of Incorporation (as amended) or under the laws of the State of Delaware.

(c)               This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d)               The issuance and sale of the Acquired Shares and the compliance by the Company with all of the provisions of this Subscription Agreement and the consummation of the transactions herein will be done in accordance with the NASDAQ marketplace rules and will not conflict with or result in a material breach or material violation of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or materially affect the validity of the Acquired Shares or the legal authority of the Company to comply in all material respects with the terms of this Subscription Agreement; (ii) result in any material violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect or materially affect the validity of the Acquired Shares or the legal authority of the Company to comply with this Subscription Agreement; subject, in the case of the foregoing clauses (i) and (iii) with respect to the consummation of the transactions therein contemplated.

(e)               The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance of this Subscription Agreement, other than (i) filings with the Securities and Exchange Commission (the “Commission”), (ii) filings required by applicable state securities laws, (iii) filings required by NASDAQ, including with respect to obtaining Monocle stockholder approval, (iv) consents, waivers, authorizations or filings that have been obtained or made on or prior to the Closing, and (v) where the failure of which to obtain would not be reasonably likely to have a Material Adverse Effect or have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Acquired Shares.

(f)                The Company is in compliance with all material applicable law, except where such non-compliance would not be reasonably likely to have a Material Adverse Effect. The Company has not received any written communication from a governmental entity that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

(g)               The Company understands that the representations and warranties in this Section 3 shall be deemed material and to have been relied upon by the undersigned.

(h)               The Company is not, and immediately after receipt of payment for the Acquired Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(i)                 Assuming the accuracy of the Subscriber representations and warranties set forth in Section 4, in connection with the offer, sale and delivery of the Acquired Shares in the manner contemplated by this Agreement, it is not necessary to register the Acquired Shares under the Securities Act.

(j)                 A copy of each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by Monocle or the Company with the Commission (the “SEC Filings”) is available to the undersigned via the Commission’s EDGAR system. None of the SEC Filings contained, when filed or, if amended, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that with respect to the information about Monocle’s affiliates contained in the Schedule 14A and related proxy materials (or other SEC Filings) to be filed by Monocle, the representation and warranty in this sentence is made to the Company’s knowledge. The Company and Monocle has timely filed each report, statement, schedule, prospectus, and registration statement that the Company was required to file with the Commission since Monocle’s initial registration of its common stock under the Exchange Act. There are no material outstanding or unresolved comments in comment letters from the staff of the Division of Corporation Finance (the “Staff”) of the Commission with respect to any of the SEC Filings.

(k)               The Company has not entered into any other agreement or understandings with any Other Subscriber in connection with such Other Subscriber’s direct or indirect investment in the Company, other than (a) the Other Subscription Agreements and (b) as disclosed to Subscriber by Company prior to the date hereof. No Other Subscription Agreement has been amended in any material respect or includes terms and conditions materially more favorable to such other subscriber than to the undersigned as set forth in this Subscription Agreement.

(l)                 The issued and outstanding shares of Common Stock of Monocle are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are listed for trading on Nasdaq under the symbol “MNCL”. Except as disclosed in Monocle’s filings with the Commission, there is no suit, action, proceeding or investigation pending or, to the knowledge of Monocle, threatened against the Monocle or the Company by Nasdaq or the Commission, respectively, to prohibit or terminate the listing of the Company or Monocle’s Common Stock on Nasdaq or to deregister the Common Stock under the Exchange Act. The Company has taken no action that is designed to terminate the registration of the Common Stock under the Exchange Act.

(m)             Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Shares.

(n)               The Company acknowledges and agrees that, notwithstanding anything herein to the contrary, the Acquired Shares may be pledged by undersigned in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Acquired Shares hereunder, provided that the undersigned shall provide the Company with reasonable notice of such pledge and such pledge shall be (i) pursuant to an available exemption from the registration requirements of the Securities Act or (ii) pursuant to, and in accordance with, a registration statement that is effective under the Securities Act at the time of such pledge.

4.                  Subscriber Representations, Warranties and Covenants. The undersigned represents and warrants to the Company that:

(a)               At the time the undersigned was offered the Acquired Shares, it was, and as of the date hereof, the undersigned is (i) an “accredited investor” (within the meaning of Rule 501(a)(5) or (6) under the Securities Act), as indicated in the questionnaire attached as Annex A hereto, and (ii) is acquiring the Acquired Shares only for his, her or its own account and (iii) not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act.

(b)               The undersigned understands that the Acquired Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Shares delivered at the Closing, have not been registered under the Securities Act, except as otherwise required by this Subscription Agreement. The undersigned understands that the Acquired Shares may not be resold, transferred, pledged or otherwise disposed of by the undersigned absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Acquired Shares delivered at the Closing, shall contain a legend to such effect. The undersigned acknowledges that the Acquired Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. The undersigned understands and agrees that the Acquired Shares, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, the undersigned may not be able to readily resell the Acquired Shares and may be required to bear the financial risk of an investment in the Acquired Shares for an indefinite period of time. The undersigned understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Shares.

(c)               The undersigned understands and agrees that the undersigned is purchasing Acquired Shares directly from the Company. The undersigned further acknowledges that there have been no representations, warranties, covenants and agreements made to the undersigned by the Company, or any of its officers or directors, expressly (other than those representations, warranties, covenants and agreements included in this Subscription Agreement) or by implication.

(d)               The undersigned’s acquisition and holding of the Acquired Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

(e)               The undersigned acknowledges and agrees that the undersigned has received such information as the undersigned deems necessary in order to make an investment decision with respect to the Acquired Shares. Without limiting the generality of the foregoing, the undersigned acknowledges that it has reviewed (i) the Company’s Prospectus filed with the SEC on October 16, 2020, and (ii) the Company and Monocle’s other SEC Filings. The undersigned represents and agrees that the undersigned and the undersigned’s professional advisor(s), if any, have had the full opportunity to ask the Company and Monocle’s management questions, receive such answers and obtain such information as the undersigned and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Shares. The undersigned has conducted its own investigation of the Company, Monocle and the Acquired Shares and the undersigned has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Acquired Shares. The undersigned further acknowledges that the information contained in the SEC Filings is subject to change, and that any changes to the information contained in the SEC Filings, including, without limitation, any changes based on updated information or changes in terms of the Transaction, shall in no way affect the undersigned’s obligation to purchase the Acquired Shares hereunder, except as otherwise provided herein.

(f)                The undersigned became aware of this offering of the Acquired Shares solely by means of direct contact between the undersigned, Monocle and the Company or a representative of Monocle or the Company, and the Acquired Shares were offered to the undersigned solely by direct contact between the undersigned, Monocle and the Company or a representative of Monocle or the Company. The undersigned acknowledges that the Company represents and warrants that the Acquired Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The undersigned has a substantive pre-existing relationship with the Company, Monocle, their placement agents, or their respective affiliates for this offering of the Acquired Shares.

(g)               The undersigned acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Shares, including those set forth in the SEC Filings. The undersigned is able to fend for itself in the transactions contemplated herein and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Shares, and the undersigned has sought such accounting, legal and tax advice as the undersigned has considered necessary to make an informed investment decision.

(h)               Alone, or together with any professional advisor(s), the undersigned has adequately analyzed and fully considered the risks of an investment in the Acquired Shares and determined that the Acquired Shares are a suitable investment for the undersigned and that the undersigned is able at this time and in the foreseeable future to bear the economic risk of a total loss of the undersigned’s investment in the Company. The undersigned acknowledges specifically that a possibility of total loss exists.

(i)                 In making its decision to purchase the Acquired Shares, the undersigned has relied solely upon independent investigation made by the undersigned.

(j)                 The undersigned understands and agrees that no federal or state agency has passed upon or endorsed the merits of this offering of the Acquired Shares or made any findings or determination as to the fairness of this investment or the accuracy or adequacy of the SEC Filings.

(k)               The undersigned has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

(l)                 The execution, delivery and performance by the undersigned of this Subscription Agreement are within the powers of the undersigned, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the undersigned is a party or by which the undersigned is bound, and, if the undersigned is not an individual, will not violate any provisions of the undersigned’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the undersigned is an individual, has legal competence and capacity to execute the same or, if the undersigned is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(m)             Neither the due diligence investigation conducted by the undersigned in connection with making its decision to acquire the Acquired Shares nor any representations and warranties made by the undersigned herein shall modify, amend or affect the undersigned’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

(n)               The undersigned is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. If the undersigned is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the undersigned maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Acquired Shares were legally derived.

5.                  Registration Rights.

(a)               The Company agrees that, within thirty (30) days after the Closing Date it will file a shelf registration statement with the Commission to register the resale of the Acquired Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities law (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) days after the Closing Date (or ninety (90) days after the Closing Date if the Commission notifies the Company that it will “review” the Registration Statement) and (ii) the third (3rd) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”). The Company agrees to cause such Registration Statement, or another shelf registration statement that includes the Acquired Shares to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of (i) the third anniversary of the Closing, (ii) the date on which the Subscriber ceases to hold any Acquired Shares issued pursuant to this Subscription Agreement, or (iii) the first date on which the Subscriber is able to sell all of its Acquired Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 without volume or manner of sale restrictions (the earliest of (i)-(iii) being the “Expiration”). The Subscriber agrees to disclose its ownership to the Company upon request to assist it in making the determination described above. The Company may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such From S-3. The Company may delay filing or suspend the use of any such registration statement if it determines, after consultation with counsel to the Company, that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each, a “Suspension Event”); provided, that, (i) the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve-month period and (ii) the Company shall use commercially reasonable efforts to make such registration statement available for the sale by the undersigned of such securities as soon as practicable thereafter. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any such Suspension Event during the period that the Registration Statement is effective or if as a result of such Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the resale of securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Acquired Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. The Company’s obligations to include the Acquired Shares issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Subscriber furnishing in writing to the Company such information regarding the Subscriber, the securities of the Company held by the Subscriber and the intended method of disposition of such Acquired Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Company to effect the registration of such Acquired Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, provided, however, that the Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Acquired Shares.

(b)               The Company shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless each Subscriber (to the extent a seller under the Registration Statement), the officers, directors, employees and agents of each of them, and each person who controls such Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 5, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Subscriber furnished to the Company by such Subscriber expressly for use therein or such Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 5(c) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with information furnished by a Subscriber, (B) in connection with any failure of such person to deliver or cause to be delivered a prospectus made available by the Company in a timely manner, or (C) as a result of offers or sales effected by or on behalf of any person by means of a freewriting prospectus (as defined in Rule 405) that was not authorized in writing by the Company. The Company shall notify such Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Shares by such Subscriber.

(c)               Each Subscriber shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent that such untrue statements or omissions are based upon information regarding such Subscriber furnished to the Company by such Subscriber for use therein; provided, however, that the indemnification contained in this Section 5(d) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of such Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of any Subscriber be greater in amount than the dollar amount of the net proceeds received by such Subscriber upon the sale of the Acquired Shares giving rise to such indemnification obligation. Each Subscriber shall notify the Company promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5(d) of which such Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Shares by such Subscriber.

6.                  Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, (c) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not or will not be consummated at the Closing, or (d) if the Closing has not occurred on or before February 11, 2021; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify the undersigned of the termination of the Transaction Agreement promptly after the termination of such agreement.

7.                  Trust Account Waiver. Notwithstanding anything else in this Subscription Agreement, the Subscriber acknowledges that he has read the prospectus dated February 6, 2019 (the “Prospectus”) and understands that Monocle has established a trust account (the “Trust Account”) for the benefit of the stockholders of Monocle (the “Monocle Stockholders”) and that Monocle may disburse monies from the Trust Account only (a) to Monocle in limited amounts from time to time in order to permit Monocle to pay its operating expenses, (b) if Monocle completes the transactions which constitute its initial business combination, then to those persons and in such amounts as described in the Prospectus, and (c) if Monocle fails to complete its initial business combination within the allotted time period and liquidates to Monocle in limited amounts to permit Monocle to pay the costs and expenses of its liquidation and dissolution, and then to the Monocle Stockholders. All liabilities and obligations of Monocle due and owing or incurred at or prior to the closing of its initial business combination shall be paid as and when due, including all amounts payable (x) to the Monocle Stockholders in the event they elect to have their shares redeemed in accordance with Monocle’s certificate of incorporation (the “Monocle Charter”) and/or the liquidation of Monocle, (y) to Monocle after, or concurrently with, the consummation of its initial business combination, and (z) to Monocle in limited amounts for its operating expenses and tax obligations incurred in the ordinary course of business consistent with past practice. Subscriber further acknowledge that, if the transactions contemplated by the Transaction Agreement (or, upon termination of the Transaction Agreement, another business combination) are not consummated by February 11, 2021, or such date as determined by amending the Monocle Charter, Monocle will be obligated to return to the Monocle Stockholders the amounts being held in the Trust Account, unless such date is otherwise extended. Upon the Transaction Closing, Monocle shall cause the Trust Account to be disbursed to the Company and as otherwise contemplated by the Transaction Agreement. Accordingly, the Subscriber, for himself and his representatives, advisors and all other associates and affiliates (each a “Subscriber Related Party”), hereby waive all rights, title, interest or claim of any kind to collect from the Trust Account any monies that may be owed to them by Monocle or the Company for any reason whatsoever arising out of this Subscription Agreement, including for a breach of this Subscription Agreement by Monocle or the Company or any negotiations, agreements or understandings with Monocle or the Company (whether in the past, present or future) in connection with this Subscription Agreement (each a “Claim”), and will not seek recourse against the Trust Account in connection with such Claims at any time for any reason whatsoever; provided, that (i) nothing herein shall serve to limit or prohibit a Subscriber Related Party’s right to pursue a Claim against Monocle or the Company for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, and (ii) nothing herein shall serve to limit or prohibit any Claims that a Subscriber Related Party may have in the future against Monocle or the Company’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds), or otherwise by virtue of such Subscriber Related Party’s record or beneficial ownership of securities of the Company acquired by any means other than pursuant to this Subscription Agreement, including, but not limited to, any redemption right with respect to any such securities of the Company. This paragraph will survive the termination of this Subscription Agreement for any reason.

8.                  Expenses. Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated hereby.

9.                  Miscellaneous. (a) Neither this Subscription Agreement nor any rights that may accrue to (i) the undersigned hereunder (other than the Acquired Shares acquired hereunder, if any) may be transferred or assigned by the undersigned without the prior written consent of Monocle and the Company, or (ii) Monocle and/or Company hereunder may be transferred or assigned without the prior written consent of the undersigned, and, in each case, any purported transfer or assignment without such consent shall be null and void ab initio.

(b)               The Company may request from the undersigned such additional information as the Company may reasonably deem necessary to evaluate the eligibility of the undersigned to acquire the Acquired Shares, and the undersigned shall provide such information to the Company promptly upon such request, to the extent within the undersigned’s possession and control and otherwise readily available to the undersigned and to the extent consistent with its internal policies and procedures provided, that, the Company agrees to keep any such information provided by the undersigned confidential (except for such information that the parties agree to include in the Registration Statement), it being understood by the undersigned that the Company may without any liability hereunder reject the undersigned’s subscription prior to the Closing Date in the event the undersigned fails to provide such additional information requested by the Company to evaluate the undersigned’s eligibility where required in accordance with the foregoing.

(c)               The undersigned acknowledges that Monocle, the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties of the undersigned contained in this Subscription Agreement. Prior to the Closing, the undersigned agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties made by the undersigned set forth herein are no longer accurate. The undersigned agrees that the purchase by the undersigned of Acquired Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the undersigned as of the time of such purchase.

(d)               Each of the Company and Monocle is entitled to rely upon this Subscription Agreement and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. The undersigned shall consult with the Company and Monocle in issuing any press release or making any other similar public statement with respect to the transactions contemplated hereby, and the undersigned shall not issue any such press release or make any such public statement without the prior consent of the Company and Monocle, provided that the consent of the Company and Monocle shall not be required to the extent that such disclosure is required by law, in which case the undersigned shall promptly provide the Company and Monocle with prior notice of such disclosure.

(e)               All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(f)                This Subscription Agreement may not be modified, waived or terminated (other than pursuant to Section 6 above) except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

(g)               This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns. Notwithstanding anything to the contrary contained in this Subscription Agreement, AerSale is an intended third party beneficiary of each of the provisions of this Subscription Agreement.

(h)               This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i)                 If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(j)                 This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in ..pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k)               The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l)                 THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS SUBSCRIPTION AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(l).

(m)             All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by facsimile or email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

Notice to Monocle or the Company shall be given to:

Monocle Acquisition Corp
750 Lexington Avenue, Suite 1501
New York, NY 10022

Attention:	Sai Devabhaktuni

Eric Zahler
Richard Townsend

Email:	sai@monoclepartnersllc.com

eric@monoclepartnersllc.com
rich@monoclepartnersllc.com

With a copy to (which shall not constitute notice):

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, NY 10281

Attention:	Stephen Fraidin

Gregory P. Patti, Jr.
Braden K. McCurrach

Email:	stephen.fraidin@cwt.com

greg.patti@cwt.com
braden.mccurrach@cwt.com

Notice to Subscriber shall be given to the address underneath the Subscriber’s name on the signature page hereto.

(n)               The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Subscription Agreement shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement. As used in this Subscription Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business; (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of Monocle will include Monocle Partners, LLC.

(o)               The Company shall, by 5:30 p.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement (the “Disclosure Time”), issue one or more press releases or file with the Commission a Current Report on Form 8-K disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby and the Other Subscription Agreements executed and delivered at such time and the Transactions. From and after the Disclosure Time, the Company represents to the Subscriber that, to the actual knowledge of the Company, it shall have publicly disclosed all material, non-public information delivered to the Subscriber by the Company, Monocle, or any of their officers, directors, employees or agents in connection with the transactions contemplated by the Subscription Agreement and the Transaction Agreement, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Company, Monocle, or any of their affiliates or agents.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

MONOCLE HOLDINGS INC.

By:
Name: Eric Zahler
Title: President

MONOCLE:

MONOCLE ACQUISITION CORPORATION

By:
Name: Eric Zahler
Title: President and Chief Executive Officer

[Signature Page to Subscription Agreement]

[SUBSCRIBER SIGNATURE PAGES TO SUBSCRIPTION AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name(s) of Subscriber:
Signature of Authorized Signatory of Subscriber:
Name of Authorized Signatory:
Title of Authorized Signatory:

Address for Notice to Subscriber:

Attention:
Email:
Facsimile No.:
Telephone No.:

Address for Delivery of Shares to Subscriber (if not same as address for notice):

Subscription Amount: $
Number of Shares:
EIN Number:

[Signature Page to Subscription Agreement]

ANNEX A

Capitalized terms used and not defined in this ANNEX A shall have the meanings given in the Issuance Agreement to which this ANNEX A is attached.

The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

For Natural Persons

☐	The undersigned is a natural person and (please check all boxes that apply):
☐	has an individual net worth (determined by subtracting total liabilities from total assets), or joint net worth with the undersigned’s spouse, in excess of $1,000,000; (excluding undersigned’s primary residence and indebtedness thereon up to the gross value of such residence, except that if the amount of such indebtedness outstanding at the time of undersigned’s execution of the Issuance Agreement exceeds the amount of such indebtedness outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability in the determination of undersigned’s net worth); and/or
☐	had an individual income in excess of $200,000 (or a joint income together with the undersigned’s spouse in excess of $300,000) in each of the two most recently completed calendar years, and reasonably expects to have an individual income in excess of $200,000 (or a joint income together with the undersigned’s spouse in excess of $300,000) in the current calendar year.

For Entities

☐	The undersigned is an entity and (please check all boxes that apply):
☐	is a corporation, partnership, limited liability company, Massachusetts or similar business trust or organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring securities in the Company that has total assets in excess of $5,000,000;
☐	is a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association, or other institution defined in Section 3(a) (5)(A) of the Securities Act acting in either its individual or fiduciary capacity (this includes a trust for which a bank acts as trustee and exercises investment discretion with respect to the trust’s decision to invest in the Company);
☐	is a broker dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”);
☐	is an insurance company as defined in Section 2(a)(13) of the Securities Act;
☐	is an investment company registered under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;
☐	is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended;

A-1

☐	is a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of employees, having total assets in excess of $5,000,000;
☐	is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (a) for which the investment decision to acquire securities in the Company is being made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company, or registered investment adviser, (b) which has total assets in excess of $5,000,000, or (c) which is self-directed, with the investment decisions made solely by persons who are Accredited Investors;
☐	is a private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended;
☐	is a trust not formed for the specific purpose of acquiring securities in the Company with total assets in excess of $5,000,000 and directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company;
☐	is a revocable trust (including a revocable trust formed for the specific purpose of acquiring securities in the Company) and the grantor or settlor of such trust is an Accredited Investor; and/or
☐	is an entity in which each equity owner is an Accredited Investor.

A-2

Exhibit 10.2

Amendment No. 1 to
Second Amended and Restated Founder Shares Agreement

December 16, 2020

Monocle Acquisition Corporation
750 Lexington Avenue, Suite 1501
New York, NY 10022

AerSale Corp.
121 Alhambra Plaza, Suite 1700
Coral Gables, Florida 33134

Re:	Amendment to Agreement Relating to Founder Shares

Ladies and Gentlemen:

Reference is made to (i) that certain Amended and Restated Agreement and Plan of Merger (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), dated as of September 8, 2020, by and among Monocle Holdings Inc., a Delaware Corporation (“NewCo”), Monocle Acquisition Corporation, a Delaware corporation (“Monocle”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), AerSale Corp., a Delaware corporation (“AerSale”), and solely in its capacity as the Holder Representative (as defined in the Merger Agreement), Leonard Green & Partners, L.P., a Delaware limited partnership, (ii) that certain letter agreement (the “Amended and Restated Founder Shares Agreement”), dated September 8, 2020, by and between Monocle Partners, LLC (the “Sponsor”), Cowen Investments II LLC (“Cowen”, and together with the Sponsor, the “Founders”), NewCo, Monocle and AerSale, and (iii) that certain letter agreement (the “Insider Letter”), dated February 6, 2019, by and between the Founders with respect to certain matters, including the transfer of shares of common stock of Monocle held of record by each of them (the “Founder Shares”). This letter agreement (this “Amendment No. 1”) amends the Amended and Restated Founder Shares Agreement and, together with the Amended and Restated Founder Shares Agreement, represents the “Founder Shares Agreement” contemplated by the Merger Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

The parties hereby agree, for good and valuable consideration, to the following:

1.         Amendment to Exhibit A. Exhibit A to the Amended and Restated Founder Shares Agreement is hereby amended and restated in in its entirety as set forth on Exhibit A hereto.

1.3       Effect of Amendment No. 1. Except as herein amended, the Amended and Restated Founder Shares Agreement remains in full force and effect, except that reference therein to “this Agreement” or “the Agreement” or words of similar import shall mean the Agreement as amended hereby.

1.4       Application of Delaware Law. This Amendment No. 1 shall be construed and enforced in accordance with and governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state other than such laws, rules, regulations and case law that would result in the application of the laws of a jurisdiction other than the State of Delaware.

[Signature Page Follows]

Please indicate your agreement to the foregoing by signing in the space provided below.

MONOCLE PARTNERS, LLC

By:	/s/ Eric Zahler
Name:	Eric Zahler
Title:	Managing Member

COWEN INVESTMENTS II LLC

By:	/s/ Owen Littman
Name:	Owen Littman
Title:	Authorized Signatory

[Signature Page to Founder Shares Agreement]

MONOCLE ACQUISITION CORPORATION

By:	/s/ Eric Zahler
Name:	Eric Zahler
Title:	President and Chief Executive Officer

MONOCLE HOLDINGS INC.

By:	/s/ Eric Zahler
Name:	Eric Zahler
Title:	President

[Signature Page to Founder Shares Agreement]

AERSALE CORP.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	President

[Signature Page to Founder Shares Agreement]

EXHIBIT A

Founder	Earnout Shares	Forfeited Shares
Monocle Partners, LLC 750 Lexington Avenue, Suite 1501 New York, NY 10022	656,250	3,253,418
Cowen Investments II LLC 599 Lexington Avenue New York, NY 10022	43,750	216,894
Total	700,000	3,470,312

Exhibit 10.3

ISSUANCE AGREEMENT

This ISSUANCE AGREEMENT (this “Issuance Agreement”) is entered into on [n], 2020, by and among Monocle Holdings Inc., a Delaware corporation (the “Company”), Monocle Acquisition Corporation, a Delaware corporation (“Monocle”) and the undersigned.

WHEREAS, the Company has entered into that certain Amended and Restated Agreement and Plan of Merger, dated as of September 8, 2020 (the “Transaction Agreement”), by and among Monocle, the Company, Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), and Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), AerSale Corp., a Delaware corporation (“AerSale”), and solely in its capacity as the Holder Representative, Leonard Green & Partners, L.P., a Delaware limited partnership, pursuant to which, among other things, (i) Merger Sub 1 will merge with and into Monocle, with Monocle being the surviving corporation and continuing as a wholly-owned subsidiary of the Company and (ii) Merger Sub 2 will merge with and into AerSale, with AerSale being the surviving corporation and continuing as a wholly-owned subsidiary of the Company (the “Transactions”);

WHEREAS, in exchange for the undersigned agreeing to convert the portion of the cash fees owed by Monocle to the undersigned as set forth on the signature pages hereto into shares of the Company's common stock, the Company agrees to issue to the undersigned (the “Advisor”) the number of shares set forth on the signature pages hereto (the “Issued Shares”) of the Company’s common stock, par value $0.0001 per share, on the date of the Transaction Closing (the “Closing Date”);

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.                   Issuance. The Company hereby agrees to issue the Issued Shares to the Advisor on the terms provided for herein.

2.                   Delivery of Shares. (a) The issuance of the Issued Shares is contingent upon the consummation of the Transactions (the “Transaction Closing”).

      (b)               At the Transaction Closing, the Company shall deliver to the Advisor the Issued Shares, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws), in book-entry form in the name of the Advisor (or its nominee in accordance with its delivery instructions) or to a custodian designated by the Advisor, as applicable.

3.                   Registration Rights. The Company agrees that, within thirty (30) days after the Closing Date, it will file a shelf registration statement with the Securities and Exchange Commission (the “Commission”) to register the resale of the Issued Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities law (the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) sixty (60) days after the Closing Date (or ninety (90) days after the Closing Date if the Commission notifies the Company that it will “review” the Registration Statement) and (ii) the third (3rd) business day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”). The Company agrees to cause such Registration Statement, or another shelf registration statement that includes the Issued Shares to be sold pursuant to this Issuance Agreement, to remain effective until the earliest of (i) the third anniversary of the Transaction Closing, (ii) the date on which the Advisor ceases to hold any Issued Shares issued pursuant to this Issuance Agreement, or (iii) the first date on which the Advisor is able to sell all of its Issued Shares issued pursuant to this Issuance Agreement (or shares received in exchange therefor) under Rule 144 without volume or manner of sale restrictions (the earliest of (i)-(iii) being the “Expiration”). The Advisor agrees to disclose its ownership to the Company upon request to assist it in making the determination described above. The Company may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after the Company becomes eligible to use such From S-3. The Company may delay filing or suspend the use of any such registration statement if it determines, after consultation with counsel to the Company, that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each, a “Suspension Event”); provided, that, (i) the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve-month period and (ii) the Company shall use commercially reasonable efforts to make such registration statement available for the sale by the Advisor of such securities as soon as practicable thereafter. Upon receipt of any written notice from the Company (which notice shall not contain any material non-public information regarding the Company) of the happening of any such Suspension Event during the period that the Registration Statement is effective or if as a result of such Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Advisor agrees that (i) it will immediately discontinue offers and sales under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until the Advisor receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Advisor will deliver to the Company or, in the Advisor’s sole discretion destroy, all copies of the prospectus covering the resale of securities in the Advisor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Issued Shares shall not apply (i) to the extent the Advisor is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up. The Company’s obligations to include the Issued Shares issued pursuant to this Issuance Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Advisor furnishing in writing to the Company such information regarding the \ Advisor, the securities of the Company held by the Advisor and the intended method of disposition of such Issued Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Company to effect the registration of such Issued Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, provided, however, that the Advisor shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Issued Shares.

4.                  Termination. This Issuance Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms, (b) upon the mutual written agreement of each of the parties hereto to terminate this Issuance Agreement, or (c) if the Closing has not occurred on or before February 11, 2021; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach.

5.                  Trust Account Waiver. Notwithstanding anything else in this Issuance Agreement, the Advisor acknowledges that it has read the prospectus dated February 6, 2019 (the “Prospectus”) and understands that Monocle has established a trust account (the “Trust Account”) for the benefit of the stockholders of Monocle (the “Monocle Stockholders”) and that Monocle may disburse monies from the Trust Account only (a) to Monocle in limited amounts from time to time in order to permit Monocle to pay its operating expenses, (b) if Monocle completes the transactions which constitute its initial business combination, then to those persons and in such amounts as described in the Prospectus, and (c) if Monocle fails to complete its initial business combination within the allotted time period and liquidates to Monocle in limited amounts to permit Monocle to pay the costs and expenses of its liquidation and dissolution, and then to the Monocle Stockholders. All liabilities and obligations of Monocle due and owing or incurred at or prior to the closing of its initial business combination shall be paid as and when due, including all amounts payable (x) to the Monocle Stockholders in the event they elect to have their shares redeemed in accordance with Monocle’s certificate of incorporation (the “Monocle Charter”) and/or the liquidation of Monocle, (y) to Monocle after, or concurrently with, the consummation of its initial business combination, and (z) to Monocle in limited amounts for its operating expenses and tax obligations incurred in the ordinary course of business consistent with past practice. The Advisor further acknowledge that, if the transactions contemplated by the Transaction Agreement (or, upon termination of the Transaction Agreement, another business combination) are not consummated by February 11, 2021, or such date as determined by amending the Monocle Charter, Monocle will be obligated to return to the Monocle Stockholders the amounts being held in the Trust Account, unless such date is otherwise extended. Upon the Transaction Closing, Monocle shall cause the Trust Account to be disbursed to the Company and as otherwise contemplated by the Transaction Agreement. Accordingly, the Advisor, for itself and its representatives, advisors and all other associates and affiliates (each a “Advisor Related Party”), hereby waive all rights, title, interest or claim of any kind to collect from the Trust Account any monies that may be owed to them by Monocle or the Company for any reason whatsoever arising out of this Issuance Agreement, including for a breach of this Issuance Agreement by Monocle or the Company or any negotiations, agreements or understandings with Monocle or the Company (whether in the past, present or future) in connection with this Issuance Agreement (each a “Claim”), and will not seek recourse against the Trust Account in connection with such Claims at any time for any reason whatsoever; provided, that (i) nothing herein shall serve to limit or prohibit an Advisor Related Party’s right to pursue a Claim against Monocle or the Company for legal relief against assets held outside the Trust Account, for specific performance or other equitable relief, and (ii) nothing herein shall serve to limit or prohibit any Claims that an Advisor Related Party may have in the future against Monocle or the Company’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds), or otherwise by virtue of such Advisor Related Party’s record or beneficial ownership of securities of the Company acquired by any means other than pursuant to this Issuance Agreement, including, but not limited to, any redemption right with respect to any such securities of the Company. This paragraph will survive the termination of this Issuance Agreement for any reason.

6.                  Expenses. Each party hereto shall pay all of its own expenses in connection with this Issuance Agreement and the transactions contemplated hereby.

7.                  Miscellaneous. (a) This Issuance Agreement may not be modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought.

      (b)               This Issuance Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. This Issuance Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successor and assigns.

      (c)               This Issuance Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

      (d)               If any provision of this Issuance Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Issuance Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

      (e)               This Issuance Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

      (f)                The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Issuance Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Issuance Agreement and to enforce specifically the terms and provisions of this Issuance Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

     (g)               THIS ISSUANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE. EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION PURSUANT TO THIS ISSUANCE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS ISSUANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ISSUANCE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ISSUANCE AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS ISSUANCE AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(l).

      (h)               All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by facsimile or email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

Notice to Monocle or the Company shall be given to:

Monocle Acquisition Corp

750 Lexington Avenue, Suite 1501

New York, NY 10022

Attention:	Sai Devabhaktuni
Eric Zahler
Richard Townsend
Email:	sai@monoclepartnersllc.com

eric@monoclepartnersllc.com

rich@monoclepartnersllc.com

Notice to undersigned shall be given to the address on the signature pages hereto.

      (i)                 The headings set forth in this Issuance Agreement are for convenience of reference only and shall not be used in interpreting this Issuance Agreement. In this Issuance Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Issuance Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Issuance Agreement shall be deemed in each case to refer to this Issuance Agreement as a whole and not to any particular portion of this Issuance Agreement. As used in this Issuance Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business; (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Issuance Agreement to an affiliate of Monocle will include Monocle Partners, LLC.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Issuance Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:

MONOCLE HOLDINGS INC.

By:
Name: Eric Zahler
Title: President

MONOCLE:

MONOCLE ACQUISITION CORPORATION

By:
Name: Eric Zahler
Title: President and Chief Executive Officer

[Signature Page to Issuance Agreement]

[ADVISOR SIGNATURE PAGE TO ISSUANCE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Issuance Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name(s) of Advisor:
Signature of Authorized Signatory of Advisor:
Name of Authorized Signatory:
Title of Authorized Signatory:

Address for Notice to Advisor:

Attention:
Email:
Facsimile No.:
Telephone No.:

Address for Delivery of Shares to Advisor (if not same as address for notice):

Amount of Fees Converted: $
Number of Shares Issued:
EIN Number:

[Signature Page to Issuance Agreement]

ANNEX A

Capitalized terms used and not defined in this ANNEX A shall have the meanings given in the Issuance Agreement to which this ANNEX A is attached.

The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

For Natural Persons

☐	The undersigned is a natural person and (please check all boxes that apply):
☐	has an individual net worth (determined by subtracting total liabilities from total assets), or joint net worth with the undersigned’s spouse, in excess of $1,000,000; (excluding undersigned’s primary residence and indebtedness thereon up to the gross value of such residence, except that if the amount of such indebtedness outstanding at the time of undersigned’s execution of the Issuance Agreement exceeds the amount of such indebtedness outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability in the determination of undersigned’s net worth); and/or
☐	had an individual income in excess of $200,000 (or a joint income together with the undersigned’s spouse in excess of $300,000) in each of the two most recently completed calendar years, and reasonably expects to have an individual income in excess of $200,000 (or a joint income together with the undersigned’s spouse in excess of $300,000) in the current calendar year.

For Entities

☐	The undersigned is an entity and (please check all boxes that apply):
☐	is a corporation, partnership, limited liability company, Massachusetts or similar business trust or organization described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring securities in the Company that has total assets in excess of $5,000,000;
☐	is a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association, or other institution defined in Section 3(a) (5)(A) of the Securities Act acting in either its individual or fiduciary capacity (this includes a trust for which a bank acts as trustee and exercises investment discretion with respect to the trust’s decision to invest in the Company);
☐	is a broker dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”);
☐	is an insurance company as defined in Section 2(a)(13) of the Securities Act;
☐	is an investment company registered under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), or a business development company as defined in Section 2(a)(48) of the Investment Company Act;
☐	is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended;

A-1

☐	is a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of employees, having total assets in excess of $5,000,000;
☐	is an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (a) for which the investment decision to acquire securities in the Company is being made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company, or registered investment adviser, (b) which has total assets in excess of $5,000,000, or (c) which is self-directed, with the investment decisions made solely by persons who are Accredited Investors;
☐	is a private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940, as amended;
☐	is a trust not formed for the specific purpose of acquiring securities in the Company with total assets in excess of $5,000,000 and directed by a person who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investing in the Company;
☐	is a revocable trust (including a revocable trust formed for the specific purpose of acquiring securities in the Company) and the grantor or settlor of such trust is an Accredited Investor; and/or
☐	is an entity in which each equity owner is an Accredited Investor.

A-2

Exhibit 10.4

December 16, 2020

AerSale Corp.
121 Alhambra Plaza, Suite 1700,
Coral Gables, Florida 33134

Leonard Green & Partners, L.P.
11111 Santa Monica Boulevard,
Suite 2000
Los Angeles, CA 90025

Ladies and Gentlemen:

Monocle Acquisition Corporation, a Delaware corporation (“Monocle”), Monocle Holdings Inc., a Delaware corporation (“NewCo”), Monocle Merger Sub 1 Inc., a Delaware corporation, Monocle Merger Sub 2 LLC, a Delaware limited liability company, AerSale Corp., a Delaware corporation, and Leonard Green & Partners, L.P., a Delaware limited partnership, solely in its capacity as the initial Holder Representative, are parties to the Amended and Restated Agreement and Plan of Merger, dated September 8, 2020 (the “Amended and Restated Merger Agreement”). The transactions contemplated in the Amended and Restated Merger Agreement are referred to herein as the “Business Combination.”

In connection with the closing of the Business Combination (the “Closing”), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to the Amended and Restated Merger Agreement agree as follows:

In addition to the Earnout Shares, upon the occurrence of each of the Minimum Target and the Maximum Target for any period of twenty (20) trading days out of thirty (30) consecutive trading days, an additional 25,000 shares of NewCo’s common stock, par value $0.0001 per share (“NewCo Common Stock”), shall be issued to each of Enarey, LP, a Nevada limited partnership (“Enarey”), and ThoughtValley Limited Partnership, a Nevada limited partnership (“ThoughtValley”). The maximum number of additional shares to be issued to each of Enarey and ThoughtValley are 50,000 shares of NewCo Common Stock, or 100,000 shares of NewCo Common Stock in the aggregate.

[Signature on the following page]

Very truly yours,

MONOCLE ACQUISITION CORPORATION

By:	/s/ Eric Zahler
Name: Eric Zahler
Title: President and Chief Executive Officer

MONOCLE HOLDINGS INC.

By:	/s/ Eric Zahler
Name: Eric Zahler
Title: President

MONOCLE MERGER SUB 1 INC.

By:	/s/ Eric Zahler
Name: Eric Zahler
Title: President

MONOCLE MERGER SUB 2 LLC

By:	/s/ Eric Zahler
Name: Eric Zahler
Title: President

[Signature Page to Letter Agreement]

Acknowledged and agreed:

AERSALE CORP.

By:	/s/ Nicolas Finazzo
Name: Nicolas Finazzo
Title: President

LEONARD GREEN & PARTNERS, L.P.,
solely in its capacity as the Holder Representative

By:	/s/ Jonathan Seiffer
Name: Jonathan Seiffer
Title: Senior Vice President

[Signature Page to Letter Agreement]

Exhibit 10.5

AMENDMENT NO. 1
TO THE AMENDED AND RESTATED
AGREEMENT AND PLAN OF MERGER

This Amendment No. 1 (this “Amendment”) to the Amended and Restated Agreement and Plan of Merger, dated as of September 8, 2020 (the “Merger Agreement”), by and among Monocle Holdings Inc., a Delaware Corporation (“NewCo”), Monocle Acquisition Corporation, a Delaware corporation (“Monocle”), Monocle Merger Sub 1 Inc., a Delaware corporation (“Merger Sub 1”), Monocle Merger Sub 2 LLC, a Delaware limited liability company (“Merger Sub 2”), AerSale Corp., a Delaware corporation (“AerSale”), and solely in its capacity as the Holder Representative (as defined in the Merger Agreement), Leonard Green & Partners, L.P., a Delaware limited partnership, is entered into by and among the parties to the Merger Agreement as of December 16, 2020. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement.

WHEREAS, Section 13.11 of the Merger Agreement provides that the Merger Agreement may be amended only by a duly authorized agreement in writing executed by each of the Parties;

WHEREAS, the Parties now desire to amend the Merger Agreement; and

WHEREAS, each of the Monocle Parties and the Company have declared advisable the amendment of the Merger Agreement.

NOW, THEREFORE, the Merger Agreement is hereby amended as follows:

Section 1.01        Amendments to the Merger Agreement.

(a)	Section 4.7 of the Merger Agreement is hereby amended and restated in its entirety as follows:

“Section 4.7 No Liability; Withholding.

(a)       None of Monocle, NewCo, the Surviving Corporation or the Exchange Agent shall be liable to any Person for any portion of the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Notwithstanding any other provision of this Agreement, any portion of the Merger Consideration that remains undistributed to the Holders as of immediately prior to the date on which the Merger Consideration would otherwise escheat to or become the property of any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

(b)       Each of Monocle, NewCo, the Surviving Corporation and the Exchange Agent (without duplication) shall be entitled to deduct and withhold from the consideration otherwise payable to any Holder pursuant to this Agreement such amounts as may be required to be deducted and withheld with respect to the making of such payment under any applicable Law. Any amounts so deducted and withheld shall be paid over to the appropriate Governmental Authority and shall be treated for all purposes of this Agreement as having been paid to the Holder in respect of which such deduction or withholding was made. Without limitation of the foregoing, such withholding with respect to the payments or issuances to Holders of In-the-Money SARs and Earnout Shares issued in respect of In the Money SARS, as applicable, shall be deducted first, from the cash payments described in Section 4.1(b)(iii)(A)(x), as applicable, and, to the extent such cash payments are insufficient to satisfy any such required withholding, any additional withholding shall be effectuated through a “net settlement” (or “cashless” settlement) procedure through which NewCo withholds a number of shares of NewCo Common Stock or Earnout Shares, as applicable, from such Holder with a value equal to the applicable required withholding, additional payroll deductions for such withholding from any other compensation payable by NewCo or its Affiliates to such Holder, or any combination of the foregoing, in each case subject to applicable Law.”

Section 1.02        Acknowledgments. Each of the Parties acknowledges and agrees that, notwithstanding anything to the contrary in the Merger Agreement or otherwise, each of Enarey, LP and ThoughtValley Limited Partnership are Electing Holders.

Section 1.03        No Further Amendment. Except as and to the extent expressly modified by this Amendment, the Merger Agreement is not otherwise being amended, modified or supplemented and shall remain in full force and effect in accordance with its terms.

Section 1.04        Miscellaneous Provisions. Article XIII of the Merger Agreement shall apply to this Amendment mutatis mutandis and to the Merger Agreement as modified by this Amendment, taken together as a single agreement, reflecting the terms as modified hereby.

[Signatures follow on the next page.]

2

IN WITNESS WHEREOF the parties have hereunto caused this Amendment to be duly executed as of the date hereof.

AERSALE CORP.

By:	/s/ Nicolas Finazzo
Name:	Nicolas Finazzo
Title:	President

[Signature Page to Amendment No. 1 to A&R Agreement and Plan of Merger]

MONOCLE ACQUISITION CORPORATION

By:	/s/ Eric Zahler
Name:	Eric Zahler
Title:	President and Chief Executive Officer

MONOCLE HOLDINGS INC.

By:	/s/ Eric Zahler
Name:	Eric Zahler
Title:	President

MONOCLE MERGER SUB 1 INC.

By:	/s/ Eric Zahler
Name:	Eric Zahler
Title:	President

MONOCLE MERGER SUB 2 LLC

By:	/s/ Eric Zahler
Name:	Eric Zahler
Title:	President

[Signature Page to Amendment No. 1 to A&R Agreement and Plan of Merger]

LEONARD GREEN & PARTNERS, L.P.,
solely in its capacity as the Holder Representative

By:	/s/ Jonathan Seiffer
Name:	Jonathan Seiffer
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to A&R Agreement and Plan of Merger]

Exhibit 99.1